Exhibit 99.2

Tennessee Site Acquisition 29 MW · Dyersburg, TN Atlantic High Performance Computing Investor Update | September 2026 © 2026 Atlantic HPC Group Inc. All rights reserved.

Disclaimer Basis of Presentation This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to an investment in connection with a potential business combination between Atlantic HPC Group Inc . (“Atlantic”) and Aperture Acquisition Corp . (“Aperture”) and related transactions (the “Potential Business Combination”) and for no other purpose . This Presentation provides an update regarding Atlantic’s acquisition of 100 % of the membership interests in Valley Oasis Development LLC (the “Tennessee Acquisition”) and should be read together with the investor presentation filed by Aperture with the SEC on September 11 , 2026 . By accepting, reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below . No Offer or Solicitation This Presentation does not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Potential Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful . This Presentation does not constitute either advice or a recommendation regarding any securities . No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933 , as amended, or an exemption therefrom . No Representations and Warranties No representations or warranties, express, implied or statutory, are given in, or in respect of, this Presentation, and no person may rely on the information contained herein . This data is subject to change . Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with Aperture, Atlantic or their respective representatives as investment, legal or tax advice . Each recipient should seek independent third party legal, regulatory, accounting and/or tax advice regarding this Presentation . In addition, this Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of Atlantic or the Potential Business Combination . Recipients of this Presentation should each make their own evaluation of Atlantic, of the Tennessee Acquisition and of the relevance and adequacy of the information and should make such other investigations as they deem necessary . Aperture and Atlantic assume no obligation to update the information in this Presentation . Each recipient also acknowledges and agrees that the information contained in this Presentation (i) is preliminary in nature and is subject to change, and any such changes may be material and (ii) should be considered in the context of the circumstances prevailing at the time and has not been, and will not be, updated to reflect material developments which may occur after the date of this Presentation . To the fullest extent permitted by law, in no circumstances will Atlantic or Aperture or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith . This Presentation discusses trends and markets that Atlantic’s leadership team believes will impact the development and success of Atlantic based on its current understanding of the marketplace . Information regarding the Tennessee site, including interconnection, fiber, zoning and grid data, is derived from the acquisition documents and from materials prepared by the seller and the utility, and has not been independently verified by Aperture or Atlantic . Trademarks Aperture and Atlantic own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses . This Presentation also contains trademarks, service marks, trade names and copyrights of third parties, which are the property of their respective owners . The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Aperture or Atlantic, an endorsement or sponsorship by or of Aperture or Atlantic, or a guarantee that Atlantic or Aperture will work or will continue to work with such third parties . Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this Presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that Aperture, Atlantic, or the any third - party will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights . Forward - Looking Statements The disclosure herein includes certain statements that are not historical facts but are forward - looking statements within the meaning of the federal securities laws . Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward - looking . These forward - looking statements include, but are not limited to, statements regarding the development, energization, capacity, cost and timing of the Dyersburg, Tennessee site ; the anticipated benefits of the Tennessee Acquisition ; Atlantic’s utility - approved capacity and development pipeline ; changes in the market for Atlantic’s services and technology, expansion plans and opportunities ; and the anticipated benefits, terms and timing of the Proposed Business Combination . These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Aperture’s and Atlantic’s management and are not predictions of actual performance . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and will differ from assumptions . Many actual events and circumstances are beyond the control of Aperture and Atlantic . These forward - looking statements are subject to a number of risks and uncertainties, including, but not limited to : the risk that Atlantic may not be able to complete utility construction or fully fund the [utility construction costs and/or complete substation transformer upgrades at Atlantic’s sole cost to serve the full 29 MW contract demand at the Dyersburg, Tennessee site ; the availability, cost and timing of permits and other development approvals for the site ; the site lease covers approximately one acre and expires in March 2036 without an option to extend, and additional acreage that Atlantic may require has not been secured and may not be secured on acceptable terms or at all ; changes in utility rules and applicable TVA rate schedules ; the risk that the transactions contemplated by the business combination agreement for the Potential Business Combination (the “Business Combination Agreement”), including the domestication and the merger (the “Transactions”), may not be completed in a timely manner or at all, which may adversely affect the price of Aperture’s securities ; the risk that the Transactions may not be completed by Aperture’s business combination deadline ; the failure by the parties to the Business Combination Agreement to satisfy the conditions to the consummation of the Transactions, including the approval of Aperture’s shareholders ; failure to realize the anticipated benefits of the Transactions ; the level of redemptions of Aperture’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Aperture common stock ; the failure of Aperture to obtain or maintain the listing of its securities on any national securities exchange on which Aperture common stock will be listed after the closing of the Proposed Business Combination (the “Closing”) ; 2

Disclaimer (Cont.) Forward - Looking Statements (Cont.) costs related to the Transactions and as a result of becoming a public company ; changes in business, market, financial, political and regulatory conditions ; Atlantic has historically derived substantially all of its revenue to date from bitcoin mining operations and remains heavily dependent on bitcoin mining for the foreseeable future ; volatility in the price of bitcoin and increases in network difficulty may adversely affect Atlantic’s mining revenue and profitability ; Atlantic’s dependence on a single mining pool operator for substantially all of its mining revenue, and the ability of the pool operator to adjust fee rates ; Atlantic’s AI/HPC infrastructure business has not generated material revenue to date, and there can be no assurance that Atlantic will successfully execute its planned transition from bitcoin mining to AI/HPC infrastructure services or that it will secure definitive customer agreements for such services ; the development of the Ohio AI Campus is in its early stages, with additional utility approvals, interconnection agreements and infrastructure upgrades required before full commercial operation, the timing and outcome of which are uncertain ; Atlantic has a limited operating history and a small workforce, which may limit its ability to execute its growth strategy and respond to operational demands ; Atlantic’s fixed - delivery hashrate purchase and sale arrangements and the related derivative liability, including the consequences of non - delivery of bitcoin under such arrangements ; concentration of Atlantic’s equipment supply chain among a limited number of suppliers ; Atlantic holds all mined digital assets in self - custody without a third - party custodian, and does not currently maintain insurance covering loss or theft of digital assets ; Atlantic’s facilities are located in a limited number of states, and any adverse regulatory, environmental or utility - related development affecting those jurisdictions could disproportionately affect Atlantic’s operations ; the reallocation of existing digital asset mining capacity at the Ohio site to AI/HPC use and the resulting effect on mining revenue ; and those risk factors discussed in the Registration Statement and the other documents that Aperture has filed, or will file, with the SEC relating to the Proposed Business Combination . If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Aperture nor Atlantic presently know or that Aperture and Atlantic currently believe are immaterial that could also cause actual results to differ from those contained in the forward - looking statements . In addition, forward - looking statements reflect Aperture’s and Atlantic’s expectations, plans or forecasts of future events and views as of the date of this press release . Aperture and Atlantic anticipate that subsequent events and developments will cause Aperture’s and Atlantic’s assessments to change . However, while Aperture and Atlantic may elect to update these forward - looking statements at some point in the future, Aperture and Atlantic specifically disclaim any obligation to do so . These forward - looking statements should not be relied upon as representing Aperture’s and Atlantic’s assessments as of any date subsequent to the date of this press release . Accordingly, undue reliance should not be placed upon the forward - looking statements . Use of Projections This Presentation contains projected financial information with respect to Atlantic, as well as projected operational information, namely bitcoin production and AI infrastructure capacity . Such projected financial and operational information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The projections, estimates and targets in this Presentation are forward - looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Aperture’s and Atlantic’s control . See “Forward - Looking Statements” above . The assumptions and estimates underlying the projected, expected or target results are inherently uncertain and are subject to a wide variety of significant business, weather, economic, regulatory, competitive, technological, and other risks and uncertainties that could cause actual results to differ materially from those contained in such projections, estimates and targets . The inclusion of projections, estimates and targets in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved . Important Information for Investors and Stockholders In connection with the Potential Business Combination, Aperture and Atlantic are expected to prepare a registration statement on Form S - 4 (the “Registration Statement”) to be filed with the SEC by Aperture, which will include preliminary and definitive proxy statements to be mailed to Aperture’s shareholders in connection with Aperture’s solicitation for proxies for the vote by Aperture’s shareholders in connection with the Potential Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Atlantic’s shareholders in connection with the completion of the Potential Business Combination . After the Registration Statement has been filed and declared effective, Aperture will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date to be established for voting on the Potential Business Combination . Aperture will also file other documents regarding the Potential Business Combination with the SEC . This Presentation does not contain all of the information that should be considered concerning the Potential Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Potential Business Combination . BEFORE MAKING ANY VOTING OR INVESTMENT DECISION . Aperture’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Aperture’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Potential Business Combination, because these documents will contain important information about Aperture, Atlantic and the Potential Business Combination . Shareholders may also obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC regarding the Potential Business Combination and other documents filed with the SEC by Aperture, without charge, at the SEC’s website located at www . sec . gov or by directing a request to Aperture AC, 835 Wilshire Blvd . , 5 th Floor, Los Angeles, CA 90017 . Aperture and Atlantic and their respective directors and executive officers and other members of management, under SEC rules and other members of management, may be deemed to be participants in the solicitation of proxies of Aperture’s shareholders in connection with the Potential Business Combination . Investors and security holders may obtain more detailed information regarding Aperture’s directors and executive officers in Aperture’s filings with the SEC, including Aperture’s IPO prospectus filed with the SEC on May 21 , 2026 . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Aperture’s shareholders in connection with the Potential Business Combination, including a description of their direct and indirect interests, which may, in some cases, be different than those of Aperture’s shareholders generally, will be set forth in the Registration Statement and the definitive proxy statement/prospectus, when available . Shareholders, potential investors and other interested persons should read the Registration Statement and the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions . This Presentation is not a substitute for the Registration Statement, the proxy statement/prospectus or for any other document that Aperture may file with the SEC in connection with the Potential Business Combination . INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION . Investors and security holders may obtain free copies of other documents filed with the SEC by Aperture through the website maintained by the SEC at www . sec . gov . Changes and Additional Information in Connection with SEC Filings The information in this Presentation has not been reviewed by the SEC and certain information, such as financial measures referenced herein, may not comply in certain respects with SEC rules . As a result, the information in the Registration Statement and the definitive proxy statement/prospectus may differ from this Presentation to comply with SEC rules . The Registration Statement and the definitive proxy statement/prospectus will include substantial additional information about Atlantic and Aperture not contained in this Presentation . Once filed, the information in the Registration Statement and the definitive proxy statement/prospectus will update and supersede the information presented in this Presentation . INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE POTENTIAL BUSINESS COMBINATION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN . ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE . 3

Atlantic Adds 29 MW Contracted Site in Tennessee

Acquisition of 100% of Valley Oasis Development LLC adds a substation-adjacent site with 29 MW of aggregate contract demand in the TVA service territory, expanding Atlantic's development pipeline beyond Ohio, Arkansas and Oklahoma

CONTRACTED	PHASE I	PROXIMITY	TOTAL PLATFORM
29 MW	**14.5 MW**	**~100 ft**	**127 MW**
Aggregate contract demand[1]	On existing utility infrastructure[1]	To utility-owned substation	Utility-approved capacity post-acquisition[6]

TRANSACTION SUMMARY

- Atlantic HPC Group Inc. has acquired 100% of the membership interests in Valley Oasis Development LLC, a Tennessee limited liability company, from Tarleton LLC under a Membership Interest Purchase Agreement dated September 17, 2026[2]
- Valley Oasis holds a land lease at 1 Bekaert Drive, Dyersburg (Dyer County), Tennessee, and two Commercial and/or Industrial Power Contracts with Dyersburg Electric System, a Tennessee Valley Authority local power company, each dated September 3, 2026, for contract demand of 14,500 kW each[1]
- Landlord consent to the change of control was obtained on September 22, 2026; Valley Oasis remains the tenant and Atlantic has guaranteed lease obligations arising after closing[3]
- Phase I (14.5 MW) energization to follow payment of utility construction costs and utility construction; Phase II (to 29 MW) requires structural transformer upgrades[4]

LAND

One-acre leased parcel in a heavy-industrial park. Atlantic is in negotiation with the landlord for approximately 10 adjacent acres to support full build-out[3]

SITE AND POWER HIGHLIGHTS

INTERCONNECTION

69 kV / 161 kV lines adjacent; 13.2 kV primary service; utility-owned substation ~100 ft away

GRID MIX

33% nuclear, 24% natural gas, 15% coal, 8% hydro, 20% purchased power[5]

CONNECTIVITY & ZONING

Fiber available to the site, scalable to 100 Gbps; heavy-industrial zoning; no adjacent residential use

SERVICE OPTIONS

Firm or interruptible service under utility rate schedules, allowing load to be matched to workload[4]

(1) Contract demand under the two power contracts totals 29,000 kW. Approximately 14.5 MW can be served on existing utility transformer capacity; delivery of the balance requires replacement or upgrade of utility substation equipment at Atlantic's sole cost and subject to utility approval and timing. Service is subject to Dyersburg Electric System rules and applicable TVA rate schedules, which may change
(2) Purchase price of US$2.0 million, payable in a combination of U.S. dollars and USDT stablecoin, with no escrow, holdback or post-closing adjustment; seller liability is capped at US$150,000. Membership interests were acquired on an as-is basis
(3) Terms for the ~10 additional acres are indicative, under negotiation, and not binding on any party
(4) Dyersburg Electric System has estimated the utility aid-to-construction at approximately US$3.9 million, which has not been paid, is subject to escalation and excludes deposits and fees; the utility will not begin procurement or construction scheduling until it is received. No permits or development approvals for construction or operation have been obtained, and timing of energization is not assured. Site data are from seller and utility-prepared materials and have not been independently verified
(5) TVA Form 10-K for fiscal year 2025
(6) Utility-approved capacity refers to capacity under executed power supply or interconnection agreements for a specified capacity; it does not mean the utility has approved delivery or that the capacity is energized. See page 5 for the platform breakdown.

ATLANTIC

4

Seven Sites, Built Around Power

127 MW of utility-approved power capacity across seven sites, of which 51 MW is currently in operation serving bitcoin mining[1] and 76 MW is under development, including 29 MW at the newly acquired Dyersburg, TN site; an additional estimated 23 MW is held for future development[2–6]



LOCATION	BTC / HPC	CAPACITY (MW)	STAGE
OKLAHOMA CITY, OK	BTC	20	IN OPERATION
BLYTHEVILLE, AR	BTC	10	IN OPERATION
RECTOR, AR	BTC	12	IN OPERATION
ALLEDONIA, OH — BTC MINING	BTC	9	IN OPERATION[1]
TOTAL — BTC MINING	**BTC**	**51**	
ALLEDONIA, OH — PHASE 1	HPC	5	UNDER DEVELOPMENT
ALLEDONIA, OH — PHASE 2, 3	HPC	21	UNDER DEVELOPMENT
PIGGOTT, AR	HPC	14	UNDER DEVELOPMENT
MCALESTER, OK	HPC	7	UNDER DEVELOPMENT
DYERSBURG, TN — NEW[5]	HPC	29	UNDER DEVELOPMENT
TOTAL — HPC DATA CENTERS	**HPC**	**76**	
TOTAL — EXECUTED CAPACITY		**127**	
MCALESTER, OK — EXPANSION	HPC	23	HELD FOR FUTURE DEVELOPMENT
TOTAL — HELD FOR FUTURE DEVELOPMENT[6]	**HPC**	**23**	

(1) 9MW of utility-approved capacity allocated to bitcoin mining at Alledonia, OH is currently offline while mining hardware is upgraded
(2) Sites in operation are those where construction is complete and the facility is commissioned, energized, and capable of serving customer or company compute loads
(3) Sites under construction are those meeting the under development criteria where Atlantic has obtained the required permits and commenced physical construction
(4) Sites under development are those where both the land (owned, or under a definitive lease or purchase agreement) and power (an executed power supply or interconnection agreement for a specified capacity) are secured, but where construction has not commenced
(5) Dyersburg, TN: two executed utility power contracts (29 MW aggregate contract demand) and a ten-year land lease; ~14.5 MW deliverable on existing utility infrastructure, balance subject to transformer upgrade at Atlantic's cost; utility aid-to-construction of ~US$3.9 million unpaid. See page 4
(6) Sites held for future development are those where Atlantic holds an executed land instrument or a written utility capacity allocation but not yet both under executed definitive agreements. Targeted MW at McAlester, OK (23 MW) is a management estimate

ATLANTIC

5

Atlantic’s Development Platform Up to approximately 150 MW of total development pipeline anchored by 127 MW of utility - approved power capacity 1 ATLANTIC DEVELOPMENT PLATFORM 23 MW 50 MW 21 MW 51 MW 5 MW 150 MW Existing Mining In Operation DESCRIPTION Phase I AI Campus Phase II & III AI Campus Under Development Held for Future Development Total Development Platform Bitcoin mining facilities currently operating across four sites 2 Non - binding LOI signed and expected to be first contracted AI infrastructure customer; expected to demonstrate market demand for campus capacity and establishes foundation for future expansion Existing utility capacity already secured; incremental expansion lowers development risk; ability to support additional AI and HPC customers; creates long - term infrastructure value Utility - approved capacity currently under development, including the Dyersburg, TN site acquired September 23, 2026 Projects held for future development including McAlester (1) Total development platform includes 23 MW targeted at McAlester, OK that is a management estimate and not under executed utility agreements (2) 9 MW of utility - approved capacity allocated to bitcoin mining at Alledonia, OH is currently offline while mining hardware is upgraded Total Development Platform includes existing mining operating capacity, Phase I - III AI Campus capacity, utility - approved capacity under development and projects held for future development 6